CrowdStrike Reports First Quarter Fiscal Year 2026 Financial Results

•Ending ARR surpasses $4.4 billion, adding $194 million in net new ARR
•Delivers strong Falcon Flex deal momentum with accounts exceeding $3.2 billion in total deal value, growing more than 6x year-over-year
•Achieves record cash flow from operations of $384 million and robust free cash flow of $279 million
•Announces share repurchase authorization of up to $1 billion

AUSTIN, Texas, June 3, 2025 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), today announced financial results for the first quarter fiscal year 2026, ended April 30, 2025.

“We started the fiscal year with record Q1 large deal and MSSP momentum alongside sustained 97% gross retention and consistently strong net retention as the market consolidates on Falcon as its cybersecurity platform of choice for the agentic AI era,” said George Kurtz, Founder and CEO. “The scale of Falcon Flex demand and the pace of innovation across AI, next-gen SIEM, cloud, identity, and exposure management advances us towards $10 billion in ending ARR. Today’s announced share repurchase reflects our confidence in CrowdStrike’s future and unwavering mission of stopping breaches.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike's chief financial officer, added, "We achieved net new ARR and bottom-line results ahead of our expectations and generated record cash flow from operations. Our conviction in net new ARR re-acceleration and margin expansion in the second half of fiscal year 2026 is reinforced by Falcon Flex deal momentum and early Falcon Flex expansions, strong competitive win rates and robust pipeline for the second half of fiscal year 2026.”

First Quarter Fiscal 2026 Financial Highlights

•Revenue: Total revenue was $1.10 billion, a 20% increase, compared to $921.0 million in the first quarter of fiscal 2025. Subscription revenue was $1.05 billion, a 20% increase, compared to $872.2 million in the first quarter of fiscal 2025.

•Annual Recurring Revenue (ARR) grew 22% year-over-year to $4.44 billion as of April 30, 2025, of which $193.8 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 77%, compared to 78% in the first quarter of fiscal 2025. Non-GAAP subscription gross margin was 80%, compared to 81% in the first quarter of fiscal 2025.

•Income/Loss from Operations: GAAP loss from operations was $124.7 million, compared to GAAP income from operations of $6.9 million in the first quarter of fiscal 2025. Non-GAAP income from operations was $201.1 million, compared to $213.3 million in the first quarter of fiscal 2025.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $110.2 million, compared to GAAP net income attributable to CrowdStrike of $42.8 million in the first quarter of fiscal 2025. GAAP net loss per share attributable to CrowdStrike, diluted, was $0.44, compared to GAAP net income per share attributable to CrowdStrike, diluted, of $0.17 in the first quarter of fiscal 2025. Non-GAAP net income attributable to CrowdStrike was $184.7 million, compared to $196.8 million in the first quarter of fiscal 2025. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.73, compared to $0.79 in the first quarter of fiscal 2025.

•Cash Flow: Net cash generated from operations was a record $384.1 million, compared to $383.2 million in the first quarter of fiscal 2025. Free cash flow was $279.4 million, compared to $322.5 million in the first quarter of fiscal 2025.

•Cash and Cash Equivalents grew to a record $4.61 billion as of April 30, 2025.

Share Repurchase Authorization

CrowdStrike’s board of directors approved a share repurchase program of up to $1 billion of CrowdStrike’s common stock. The authorization gives CrowdStrike flexibility to repurchase shares of its common stock opportunistically, depending on market prices and other factors. Repurchases may be made from time to time using a variety of methods, including open market purchases, privately negotiated transactions, 10b5-1 trading plans and other means. The timing, manner, price and amount of any repurchases will be determined by CrowdStrike in its discretion and will depend on a variety of factors, including legal requirements, market prices and economic and market conditions.

Recent Highlights

•CrowdStrike’s module adoption rates were 48%, 32%, and 22% for six or more, seven or more, and eight or more modules, respectively, as of April 30, 20251.
•Announced the general availability of Falcon Privileged Access, a new module within Falcon Identity Protection.
•Unveiled Charlotte AI Agentic Response and Charlotte AI Agentic Workflows, marking a leap forward in modern SOC operations.
•Announced new innovations, including AI Model Scanning and detection of Shadow AI, to secure every area of cloud risk and groundbreaking agentic AI innovations built on NVIDIA AI software, setting a new standard for AI-powered cybersecurity.
•Delivered the first and only solution to bring managed threat hunting to third-party data, Falcon Adversary OverWatch Next-Gen SIEM.
•Revealed new Falcon Data Protection innovations, enabling security teams to protect sensitive data across endpoints, cloud environments and GenAI and SaaS applications to prevent exfiltration by insiders and identity-based attackers.
•Introduced new CrowdStrike Falcon Exposure Management innovations, accelerating cybersecurity consolidation by eliminating outdated vulnerability management tools and extending AI-powered risk prioritization to network assets.
•Announced a collaboration with Microsoft (Nasdaq: MSFT) to bring clarity and coordination to how cyber threat actors are identified and tracked across security vendors to accelerate cyber defenders’ response against today’s and tomorrow’s most sophisticated adversaries.
•Launched the new Services Partner Program, empowering global system integrators (GSIs), managed service providers (MSPs) and managed security service providers (MSSPs) to accelerate CrowdStrike Falcon Next-Gen SIEM adoption.
•Received the 2025 Google Cloud Security Partner of the Year Award for Workload Security, and expanded partnership with Google Cloud to enable end-to-end security for AI innovation – from code to cloud – with CrowdStrike Falcon Cloud Security.
•Recognized as Optiv’s 2024 Partner of the Year.
•Achieved Federal Risk and Authorization Management Program (FedRAMP) High Authorization, FedRAMP’s most rigorous security compliance standard.
•Named a Leader and Fast Mover in the 2025 GigaOm Radar Report for XDR2.
•Named a Leader and Out Performer in the 2025 GigaOm Radar Report for Identity Threat Detection and Response (ITDR)3.
•Recognized as an innovation and growth Leader in the inaugural 2025 Frost Radar™: Cloud and Application Runtime Security4, scoring highest of all vendors on the Innovation Index.

Financial Outlook

CrowdStrike is providing the following guidance for the fiscal second quarter of fiscal 2026 (ending July 31, 2025) and guidance for fiscal year 2026 (ending January 31, 2026).

Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, strategic plan related charges5, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), net, and losses (gains) from deferred compensation assets, and is adjusted for its long-term non-GAAP effective tax rate. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q2 FY26 Guidance	Full Year FY26 Guidance
Total revenue	$1,144.7 - $1,151.6 million	$4,743.5- $4,805.5 million
Non-GAAP income from operations	$226.9 - $233.1 million	$970.8 - $1,010.8 million
Non-GAAP net income attributable to CrowdStrike	$209.1 - $213.8 million	$878.7 - $909.7 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.82 - $0.84	$3.44 - $3.56
Weighted average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	255 million	256 million
Non-GAAP tax rate	22.5%	22.5%
These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the first quarter of fiscal 2026 and outlook for its fiscal second quarter and fiscal year 2026 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	June 3, 2025
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Webcast link:	crowdstrike-fiscal-first-quarter-2026-results-conference-call.open-exchange.net/registration
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the second quarter fiscal 2026, and fiscal year 2026, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with the content configuration update CrowdStrike released on July 19, 2024 for its Falcon sensor that resulted in system crashes for certain Windows systems (the “July 19 Incident”); whether and under what conditions CrowdStrike decides to execute on its stock repurchase program; the risk that the strategic plan could negatively affect CrowdStrike’s business operations; risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises, and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and subsequent filings.

Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. Effective February 1, 2025, CrowdStrike is using a long-term projected non-GAAP tax rate of 22.5% and presenting employer payroll taxes related to employee stock-based award transactions as part of stock-based compensation expense. For further information regarding these changes and non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” and “Change in Non-GAAP Measures Presentation” sections of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

References and Definitions

1.Module adoption rates are calculated by taking the total number of customers with six or more, seven or more, and eight or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.
2.GigaOm Radar: Extended Detection and Response (XDR) v4, 22 April 2025
3.GigaOm Radar: Identity Threat Detection and Response (ITDR) v2, 22 May 2025
4.Frost Radar™: Cloud/Application Runtime Security, 2025
5.CrowdStrike announced a strategic plan on May 6, 2025. Substantially all of the remainder of charges in connection with the strategic plan will be incurred in the second quarter of fiscal 2026. Refer to the Form 8-K filed on May 7, 2025 for additional information.

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity, and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft, and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting, and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity, and immediate time-to-value.

CrowdStrike: We stop breaches.
For more information, please visit: ir.crowdstrike.com

© 2025 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon are marks owned by CrowdStrike, Inc. and are registered in the United States and other countries. CrowdStrike owns other trademarks and service marks and may use the brands of third parties to identify their products and services.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742

Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster, Senior Director, Public Relations & Media Strategy
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2025	2024
Revenue
Subscription	$1,050,768	$872,172
Professional services	52,666	48,864
Total revenue	1,103,434	921,036
Cost of revenue
Subscription (1)(2)	242,374	189,657
Professional services (1)	46,769	35,346
Total cost of revenue	289,143	225,003

Gross profit	814,291	696,033

Operating expenses
Sales and marketing (1)(2)(3)(4)(5)	439,617	350,114
Research and development (1)(3)(4)(5)	334,129	235,249
General and administrative (1)(2)(3)(4)(5)(6)	165,201	103,734
Total operating expenses	938,947	689,097

Income (loss) from operations	(124,656)	6,936
Interest expense(7)	(6,715)	(6,511)
Interest income	45,380	45,850
Other income (expense), net(8)(9)	(3,896)	7,656
Income (loss) before provision for income taxes	(89,887)	53,931
Provision for income taxes	21,106	7,667
Net income (loss)	(110,993)	46,264
Net income (loss) attributable to non-controlling interest	(786)	3,444
Net income (loss) attributable to CrowdStrike	$(110,207)	$42,820
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$(0.44)	$0.18
Diluted	$(0.44)	$0.17
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	248,432	242,389
Diluted	248,432	250,164
____________________________

(1)Includes stock-based compensation expense and related employer payroll taxes as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Subscription cost of revenue	$25,997	$15,235
Professional services cost of revenue	10,471	6,872
Sales and marketing	69,822	55,832
Research and development	115,418	72,746
General and administrative	49,863	46,982
Total stock-based compensation expense and related employer payroll taxes	$271,571	$197,667
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Subscription cost of revenue	$6,377	$5,045
Sales and marketing	916	603
General and administrative	341	347
Total amortization of acquired intangible assets	$7,634	$5,995
(3)Includes acquisition-related expenses, net as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Sales and marketing	$77	$—
Research and development	74	477
General and administrative	392	2,147
Total acquisition-related expenses, net	$543	$2,624
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Sales and marketing	$(186)	$35
Research and development	(116)	12
General and administrative	(15)	13
Total mark-to-market adjustments on deferred compensation liabilities	$(317)	$60
(5)Includes costs, net, such as legal fees, remediation costs, sensor testing costs, and insurance receivables among others, associated with the July 19 Incident and related matters as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Sales and marketing	$532	$—
Research and development	537	—
General and administrative	38,658	—
Total costs associated with the July 19 Incident and related matters, net	$39,727	$—

(6)Includes strategic plan related charges as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
General and administrative	$6,621	$—
Total strategic plan related charges	$6,621	$—
(7)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Interest expense	$547	$546
Total amortization of debt issuance costs and discount	$547	$546
(8)Includes gains (losses) and other income (expense) from strategic investments as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Other income (loss), net	$(1,572)	$6,888
Total gains (losses) and other income (expense) from strategic investments	$(1,572)	$6,888
(9)Includes gains (losses) on deferred compensation assets as follows (in thousands):

	Three Months Ended April 30,
	2025	2024
Other income (expenses), net	$(317)	$60
Total gains (losses) on deferred compensation assets	$(317)	$60

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2025	January 31, 2025
Assets
Current assets:
Cash and cash equivalents	$4,614,153	$4,323,295
Accounts receivable, net of allowance for credit losses	808,694	1,128,564
Deferred contract acquisition costs, current	351,805	347,042
Prepaid expenses and other current assets	296,146	314,444
Total current assets	6,070,798	6,113,345
Strategic investments	71,339	72,544
Property and equipment, net	826,069	788,640
Operating lease right-of-use assets	39,190	42,763
Deferred contract acquisition costs, noncurrent	496,045	500,908
Goodwill	913,285	912,805
Intangible assets, net	125,486	133,114
Other long-term assets	178,150	137,459
Total assets	$8,720,362	$8,701,578
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$16,404	$130,887
Accrued expenses	166,770	191,349
Accrued payroll and benefits	286,607	319,243
Operating lease liabilities, current	11,964	13,811
Deferred revenue	2,747,137	2,733,005
Other current liabilities	53,652	72,755
Total current liabilities	3,282,534	3,461,050
Long-term debt	744,355	743,983
Deferred revenue, noncurrent	1,024,258	995,672
Operating lease liabilities, noncurrent	29,079	31,107
Other liabilities, noncurrent	149,122	150,849
Total liabilities	5,229,348	5,382,661
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	125	124
Additional paid-in capital	4,633,211	4,367,070
Accumulated deficit	(1,188,314)	(1,078,107)
Accumulated other comprehensive income (loss)	5,855	(9,593)
Total CrowdStrike Holdings, Inc. stockholders’ equity	3,450,877	3,279,494
Non-controlling interest	40,137	39,423
Total stockholders’ equity	3,491,014	3,318,917
Total liabilities and stockholders’ equity	$8,720,362	$8,701,578

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2025	2024
Operating activities
Net income (loss)	$(110,993)	$46,264
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	56,423	42,689
Amortization of intangible assets	7,634	5,995
Amortization of deferred contract acquisition costs	102,903	74,128
Non-cash operating lease cost	4,186	3,372
Stock-based compensation expense	253,604	183,125
Deferred income taxes	(1,681)	(255)
Realized gains on strategic investments	—	(6,881)
Non-cash interest expense	1,088	874
Change in fair value of strategic investments	1,579	—
Accretion of short-term investments purchased at a discount	—	2,285
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	319,871	150,249
Deferred contract acquisition costs	(102,803)	(66,480)
Prepaid expenses and other assets	(20,995)	(28,602)
Accounts payable	(83,228)	276
Accrued expenses and other liabilities	(43,763)	(16,629)
Accrued payroll and benefits	(37,848)	(17,692)
Operating lease liabilities	(4,586)	(4,531)
Deferred revenue	42,716	15,041
Net cash provided by operating activities	384,107	383,228
Investing activities
Purchases of property and equipment	(85,751)	(49,683)
Capitalized internal-use software and website development costs	(17,437)	(10,479)
Purchases of strategic investments	(374)	(1,658)
Proceeds from sales of strategic investments	3,146	10,407
Business acquisitions, net of cash acquired	—	(96,376)
Proceeds from maturities and sales of short-term investments	—	97,300
Purchases of deferred compensation investments	(1,459)	(609)
Proceeds from the sales of deferred compensation investments	45	—
Net cash used in investing activities	(101,830)	(51,098)
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	634	823
Distributions to non-controlling interest holders	—	(3,841)
Capital contributions from non-controlling interest holders	1,500	500
Net cash provided (used) by financing activities	2,134	(2,518)

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	6,546	(1,917)

Net increase in cash, cash equivalents and restricted cash	290,957	327,695

Cash, cash equivalents and restricted cash, at beginning of period	4,324,666	3,377,597
Cash, cash equivalents and restricted cash, at end of period	$4,615,623	$3,705,292

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2025	2024
GAAP subscription revenue	$1,050,768	$872,172
GAAP professional services revenue	52,666	48,864
GAAP total revenue	$1,103,434	$921,036

GAAP subscription gross profit	$808,394	$682,515
Stock-based compensation expense and related employer payroll taxes(1)	25,997	15,235
Amortization of acquired intangible assets	6,377	5,045
Non-GAAP subscription gross profit	$840,768	$702,795

GAAP subscription gross margin	77%	78%
Non-GAAP subscription gross margin	80%	81%

GAAP professional services gross profit	$5,897	$13,518
Stock-based compensation expense and related employer payroll taxes(1)	10,471	6,872
Non-GAAP professional services gross profit	$16,368	$20,390

GAAP professional services gross margin	11%	28%
Non-GAAP professional services gross margin	31%	42%

Total GAAP gross margin	74%	76%
Total Non-GAAP gross margin	78%	79%

GAAP sales and marketing operating expenses	$439,617	$350,114
Stock-based compensation expense and related employer payroll taxes(1)	(69,822)	(55,832)
Amortization of acquired intangible assets	(916)	(603)
Acquisition-related expenses, net	(77)	—
Mark-to-market adjustments on deferred compensation liabilities	186	(35)
Costs associated with the July 19 Incident and related matters, net	(532)	—
Non-GAAP sales and marketing operating expenses	$368,456	$293,644

GAAP sales and marketing operating expenses as a percentage of revenue	40%	38%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	33%	32%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2025	2024
GAAP research and development operating expenses	$334,129	$235,249
Stock-based compensation expense and related employer payroll taxes(1)	(115,418)	(72,746)
Acquisition-related expenses, net	(74)	(477)
Mark-to-market adjustments on deferred compensation liabilities	116	(12)
Costs associated with the July 19 Incident and related matters, net	(537)	—
Non-GAAP research and development operating expenses	$218,216	$162,014

GAAP research and development operating expenses as a percentage of revenue	30%	26%
Non-GAAP research and development operating expenses as a percentage of revenue	20%	18%

GAAP general and administrative operating expenses	$165,201	$103,734
Stock-based compensation expense and related employer payroll taxes(1)	(49,863)	(46,982)
Acquisition-related expenses, net	(392)	(2,147)
Amortization of acquired intangible assets	(341)	(347)
Mark-to-market adjustments on deferred compensation liabilities	15	(13)
Costs associated with the July 19 Incident and related matters, net	(38,658)	—
Strategic plan related charges	(6,621)	—
Non-GAAP general and administrative operating expenses	$69,341	$54,245

GAAP general and administrative operating expenses as a percentage of revenue	15%	11%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	6%

GAAP income (loss) from operations	$(124,656)	$6,936
Stock-based compensation expense and related employer payroll taxes(1)	271,571	197,667
Amortization of acquired intangible assets	7,634	5,995
Acquisition-related expenses, net	543	2,624
Mark-to-market adjustments on deferred compensation liabilities	(317)	60
Costs associated with the July 19 Incident and related matters, net	39,727	—
Strategic plan related charges	6,621	—
Non-GAAP income from operations	$201,123	$213,282

GAAP operating margin	(11)%	1%
Non-GAAP operating margin	18%	23%

GAAP provision for income taxes	$21,106	$7,667
Income tax adjustments(3)	32,518	49,455
Non-GAAP provision for income taxes(2)	$53,624	$57,122

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2025	2024
GAAP net income (loss) attributable to CrowdStrike	$(110,207)	$42,820
Stock-based compensation expense and related employer payroll taxes(1)	271,571	197,667
Amortization of acquired intangible assets	7,634	5,995
Acquisition-related expenses, net	543	2,624
Amortization of debt issuance costs and discount	547	546
Mark-to-market adjustments on deferred compensation liabilities	(317)	60
Costs associated with the July 19 Incident and related matters, net	39,727	—
Strategic plan related charges	6,621	—
Losses (gains) and other income from strategic investments attributable to CrowdStrike	786	(3,444)
Losses (gains) on deferred compensation assets	317	(60)
Income tax adjustments(3)	(32,518)	(49,455)
Non-GAAP net income attributable to CrowdStrike	$184,704	$196,753

Weighted-average shares used in computing GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	248,432	242,389

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$(0.44)	$0.18

GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$(0.44)	$0.17
Stock-based compensation expense and related employer payroll taxes(1)	1.07	0.79
Amortization of acquired intangible assets	0.03	0.02
Acquisition-related expenses, net	—	0.01
Amortization of debt issuance costs and discount	—	—
Mark-to-market adjustments on deferred compensation liabilities	—	—
Costs associated with the July 19 Incident and related matters, net	0.16	—
Strategic plan related charges	0.03	—
Losses (gains) and other income from strategic investments attributable to CrowdStrike	—	(0.01)
Income tax adjustments(3)	(0.13)	(0.20)
Other(4)	0.01	0.01
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.73	$0.79

Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	254,550	250,164
__________________________
1. Effective February 1, 2025, employer payroll taxes related to employee stock-based award transactions are included as part of stock-based compensation expense. These payroll taxes are excluded as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of our common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of our business. Prior period has been recast to reflect this change.
2. Effective February 1, 2025, we are using a long-term projected non-GAAP tax rate of 22.5% for the purpose of determining non-GAAP net income attributable to CrowdStrike and non-GAAP net income attributable to CrowdStrike per share to provide better consistency across interim reporting periods in fiscal 2026 and beyond. Given the significant growth of the company's business and non-GAAP operating income, we believe this change is necessary to better reflect the performance of our business. Prior period has been recast to reflect this change.
3. Adjustments are related to the difference between the GAAP provision for income taxes and Non-GAAP provision for income taxes with effective tax rate of 22.5%.
4. For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2025	2024
GAAP net cash provided by operating activities	$384,107	$383,228
Purchases of property and equipment	(85,751)	(49,683)
Capitalized internal-use software and website development costs	(17,437)	(10,479)
Purchases of deferred compensation investments	(1,459)	(609)
Proceeds from the sales of deferred compensation investments	(45)	—
Free cash flow	$279,415	$322,457

GAAP net cash used in investing activities	$(101,830)	$(51,098)
GAAP net cash provided by (used in) financing activities	$2,134	$(2,518)

GAAP net cash provided by operating activities as a percentage of revenue	35%	42%
Purchases of property and equipment as a percentage of revenue	(8)%	(5)%
Capitalized internal-use software and website development costs as a percentage of revenue	(2)%	(1)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%
Proceeds from the sale of deferred compensation investments	—%	—%
Free cash flow margin	25%	35%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Change in Non-GAAP Measures Presentation

Effective as of February 1, 2025, the beginning of our fiscal year ending January 31, 2026, CrowdStrike is presenting employer payroll taxes related to employee stock-based award transactions as part of stock-based compensation expense in the GAAP to Non-GAAP reconciliation. These payroll taxes have been excluded from CrowdStrike's non-GAAP results as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of CrowdStrike's common stock at the time of vesting or exercise, which may vary from period to period. In addition, CrowdStrike is using a long-term projected non-GAAP tax rate of 22.5% for the purpose of determining non-GAAP net income attributable to CrowdStrike and non-GAAP net income attributable to CrowdStrike per share to provide better consistency across interim reporting periods in fiscal year 2026 and beyond. Prior period amounts have been recast to reflect these changes.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and related employer payroll taxes, and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, and strategic plan related charges.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, strategic plan related charges, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets, and is adjusted for our long-term non-GAAP effective tax rate.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.
Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, purchases of deferred compensation investments, and proceeds from sale of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Dollar-Based Net Retention Rate

CrowdStrike's dollar-based net retention rate compares its ARR from a set of subscription customers against the same metric for those subscription customers from the prior year. CrowdStrike's dollar-based net retention rate reflects customer renewals, expansion, contraction and churn, and excludes revenue from its incident response and proactive services. Dollar-based net retention rate as of period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period end, or Prior Period ARR. CrowdStrike then calculates the ARR from these same subscription customers as of the current period end, or Current Period ARR. Current Period ARR includes any expansion and is net of contraction or churn over the trailing 12 months, but excludes revenue from new subscription customers in the current period. CrowdStrike then divides the Current Period ARR by the Prior Period ARR to arrive at its dollar-based net retention rate.

Dollar-Based Gross Retention Rate

Dollar-based gross retention rate as of the period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period, or Prior Period ARR. CrowdStrike then deducts from the Prior Period ARR any ARR from subscription customers who are no longer customers as of the current period end, or Current Period Remaining ARR. CrowdStrike then divides the total Current Period Remaining ARR by the total Prior Period ARR to arrive at its dollar-based gross retention rate, which is the percentage of ARR from all subscription customers as of the year prior that is not lost to customer churn.